UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026
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Gemini Space Station, Inc.
(Exact name of registrant as specified in its charter)
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Nevada (State or other jurisdiction of incorporation or organization)	001-42836 (Commission File Number)	33-3263417 (I.R.S. Employer Identification Number)
600 Third Avenue, 2nd Floor New York, NY 10016[1]
(Address of principal executive offices) (Zip code)
(646) 751-4401
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	GEMI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                     ☐
1 We use this address for receiving mail and correspondence to our principal executive office located in New York, NY.

Item 2.02    Results of Operations and Financial Condition
On August 13, 2026, Gemini Space Station, Inc. (“Gemini,” the “Company,” “we,” or “us”) issued a press release (the “Q2 2026 Earnings Release”) announcing its financial results for the three months ended June 30, 2026. A copy of the Q2 2026 Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure
As previously announced, Gemini will hold an earnings conference call on August 14, 2026 at 8:30 a.m. E.T. to discuss the Company's earnings results for the three months ended June 30, 2026. A copy of an earnings presentation for the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information furnished in Item 2.02, including Exhibit 99.1, and Item 7.01, including Exhibit 99.2, of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Q2 2026 Earnings Release, dated August 13, 2026.
99.2	Q2 2026 Earnings Presentation, dated August 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMINI SPACE STATION, INC.
Date:	August 13, 2026
		By:	/s/ Danijela Stojanovic
		Name:	Danijela Stojanovic
		Title:	Interim Chief Financial Officer